Exhibit 4.14

GASTAR EXPLORATION LTD.

FORM OF 10% SUBORDINATED NOTES DUE 5 YEARS

AFTER ISSUANCE WITH WARRANTS ATTACHED

ALONG WITH

SUBSCRIPTION PACKETS FOR

BOTH INDIVIDUALS AND NON-INDIVIDUAL ENTITIES

July 19, 2004

No.     3001

GASTAR EXPLORATION LTD.

10% SUBORDINATED NOTE WITH WARRANTS

DUE 5 YEARS AFTER ISSUANCE

Principal Amount: (please write out amount)	Dollars (US) ($ ) (minimum $100,000)

Issuance Date: , 2004

Maturity Date: , 2009

Final Warrant Strike Price Per Share:	USD$

Registered Holder(s):

NEITHER THIS NOTE NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933. THIS NOTE AND ANY SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT IS IN EFFECT UNDER THE FEDERAL SECURITIES ACT OF 1933 COVERING THE PROPOSED TRANSFER AND THE TRANSFER IS MADE IN ACCORDANCE WITH SUCH REGISTRATION STATEMENT OR (2) THIS NOTE IS, OR SUCH OTHER SECURITIES ARE, TRANSFERRED IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT REGISTRATION REQUIREMENTS, AS WELL AS THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE LAW, UNDER THE PROVISIONS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR OTHERWISE. IN CASE OF ANY TRANSFER UNDER CLAUSE (2), THE TRANSFEROR MUST NOTIFY THE COMPANY (AS DEFINED BELOW) IN REASONABLE DETAIL OF THE PROPOSED TRANSFER AND, AT THE COMPANY’S REQUEST, FURNISH THE COMPANY WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSFER WILL NOT REQUIRE REGISTRATION UNDER THE FEDERAL SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE LAWS.

General

GASTAR EXPLORATION LTD., an Alberta, Canada corporation (herein the “Company,” which term includes any successor corporation), for value received, hereby promises to pay to the registered holder of this note (the “Note”) set forth above or such holder’s registered assigns (in either case, the “Holder”), the principal sum set forth above (the “Principal Amount”) on the maturity date set forth above (the “Maturity Date”), and to pay interest thereon at the Interest Rate set forth below, on the interest payment dates (each, an “Interest Payment Date”), commencing on the first Interest Payment Date, until the maturity date or as otherwise provided under “Warrants to Acquire Common Stock,” below. The Interest Payment Dates shall be the tenth Business Day (defined below) following the end of each semi-annual period during which this Note is outstanding. The first Interest Payment Date shall be the tenth Business Day following the end of the semi-annual period in which this Note is first issued.

As used herein, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which banking institutions or trust companies in the United States are authorized or obligated to be open.

Interest Rate

The rate of interest on the Principal Amount shall be ten percent (10%) per annum (the “Interest Rate”). Interest on this Note shall commence accruing from the issuance date of this Note set forth above (the “Issuance Date”). Interest shall cease to accrue on this Note on the Maturity Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

Interest Payments

The interest payable on this Note on any Interest Payment Date will be paid to the Holder in whose name this Note is registered on the Company’s books at the close of business on the Regular Record Date (each, a “Regular Record Date”), immediately preceding such Interest Payment Date. The Regular Record Dates shall be the last day of each semi-annual period while this Note is outstanding.

Interest payable on this Note on any Interest Payment Date or the Maturity Date will include interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the Issuance Date), up to but excluding such Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, principal and/or interest payable with respect to such Interest Payment Date or the Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to such next succeeding Business Day.

All payments of principal and interest in respect of this Note will be made by the Company in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company may pay the Principal Amount and accrued interest on this Note from any source that it has available to it.

Call Provisions

The Notes shall be callable at 108% of the principal amount at any time beginning two years after the date of issuance. The call premium shall decrease to 105% after three years from the date of issuance and to 101 % after four years from the date of issuance.

Payment Upon Maturity

Promptly following the Maturity Date, the Holder will be entitled to be paid the full Principal Amount of this Note (and accrued but unpaid interest as provided above), provided that the Holder delivers this Note to the Company for cancellation. If this Note has been lost, stolen, mutilated or destroyed, the Company may, in its sole discretion, allow the Holder to complete an Affidavit of Lost Note, and/or obtain an indemnity bond in an amount acceptable to the Company, and/or provide any other paperwork the company Deems necessary before paying the Holder the Principal Amount and accrued but unpaid interest on this Note.

Warrants to Acquire Common Stock

Our Common Stock is currently listed for trading on the Toronto Stock Exchange (TSX) under the ticker symbol YGA. Each Note will have 20% of the Principal Amount in Warrants attached or $2,000,000 in total Warrant Value of the entire $10,000,000 principal amount in Notes is sold. The Warrants will give the holder of each Note the right to purchase Gastar common shares at the Warrant Strike Price. The Warrant Strike Price shall be the 5 day average closing price of Gastar common shares for the 5 trading days prior to closing. Warrants may be exercised any time beginning ninety (90) days after the closing date of investment and until the Warrants expire, five (5) years from the Issuance Date. The Warrants may, at the holder’s option, be exercised on a cashless basis whereby the Corporation retains the number of Common Shares which, when multiplied by the last closing trading price and applicable Warrant Strike Price Premium on the date the Exercise Form is delivered to the Corporation, equals the aggregate exercise price for all of the Common Shares then exercised.

Gastar common stock acquired through the exercise of the Warrants will have a one (1) year trading restriction from the Exercise Date, further subject to any and all applicable securities rules and regulations. If the Note is called or redeemed prior to maturity, Warrants may still be exercised during the exercise period and prior to expiry.

The Market Price of Gastar common shares is denominated in Canadian Dollars, and will be translated into U.S. Dollars based on the prevailing conversion rate as published in the Wall Street Journal on the day the Conversion Price is set.

Fractional shares of our Common Stock will not be issued upon conversion of a Note; instead, you will receive one whole share for the fractional share of Common Stock that would otherwise be issuable to you upon conversion of your Note into Common Stock.

The Warrant Srike Price will be subject to adjustment as follows:

•	If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, subdivision, recapitalization or other general distribution of Common Stock or other securities to holders of Common Stock, the Warrant Strike Price and/or the number and kind of securities into which the Warrants are exerciseable will be adjusted appropriately. For example, if our Common Stock underwent a two-for-one stock split, the applicable Warrant Strike Price would be reduced by 50%.

•

In addition, if there occurs, other than as described in the preceding paragraph, any merger, business combination, recapitalization, reclassification, subdivision or combination approved by our Board of Directors that would result in holders of Common Stock immediately prior to the effective time of any such transaction owning or holding, in lieu of or in addition to shares of Common Stock, other securities, money and/or property (or the right to receive other securities, money and/or property) immediately after the effective time of such transaction, then the Warrant Strike Price and/or the number and kind of securities into which the Warrants are exerciseable will be adjusted in a manner and at a time this is equitable under the circumstances. It is intended that in the event of any such transaction, the holder of a Note shall be entitled to receive (upon exercise of the attached Warrants), in lieu of or in addition to shares of our Common Stock, any other securities, money and/or property receivable upon consummation of any such transaction by holders of our Common Stock with respect to each share of Common Stock outstanding immediately prior to the effective time of such transaction. Upon any such adjustment, the holder of a Note will have only the right to receive (upon exercise of the attached Warrants) in lieu of or in addition to shares of Common Stock such other securities, money and/or other property as provided by the adjustment. If the agreement, resolution or other document approved by our Board of Directors to effect any such transaction provides for the adjustment of the Warrant Strike Price in connection with such transaction, then the adjustment provisions contained in such agreement, resolution or other document will be final and conclusive.

Notwithstanding the foregoing, no adjustment in the Warrant Strike Price will be required unless the adjustment would require a change of at least one percent (1%) in the Warrant Strike Price then in effect; provided that any adjustment that would otherwise be required to be made will be carried forward and taken into account in any subsequent adjustment.

Except as stated above, the Warrant Strike Price will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.

Page F-5 (Exhibit A) to the Form of Warrant included in Annex F to this Private Placement Memorandum sets forth the form of notice that you must deliver to us to exercise your Warrants and purchase Common Stock.

Unsecured Obligation

This Note represents an unsecured, subordinated obligation of the Company and only the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any subsidiary or incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. This Note does not have any payment or liquidation preference.

Ranking; Subordination

This Note ranks equally with all other Outstanding Notes of the Company.

This Note will be subordinated to all current and future Senior Indebtedness of the Company. In addition, upon any distribution of the Company’s assets upon any dissolution, winding up, liquidation or reorganization of the Company, the payment of principal and interest on this Note will be subordinated to the prior payment in full of all Senior Indebtedness and secured creditors.

The term “Senior Indebtedness” means the principal of and premium, if any, and interest on all of the Company’s indebtedness for borrowed money (including all indebtedness for borrowed and purchased money, all obligations arising from off-balance sheet guarantees and direct credit substitutes, and obligations associated with derivative products such as interest and foreign exchange rate contracts and commodity contracts) that is outstanding on the issuance date of this Note or is thereafter created, incurred or assumed, for the payment of which the Company is at the time of determination responsible or liable as obligor, guarantor or otherwise. It also includes all deferrals, renewals, extensions and refundings of any such indebtedness or obligations. Senior Indebtedness does not include any indebtedness whose instrument creating or evidencing the indebtedness, or pursuant to which the indebtedness is outstanding, provides that the indebtedness is subordinate in right of payment to any of the Outstanding Notes.

The Notes are obligations exclusively of Gastar Exploration Ltd. Substantially all of Gastar’s operations are conducted by subsidiaries.

The Company’s subsidiaries are separate and distinct legal entities. These subsidiaries have no obligation to pay any amounts due on the Notes or to provide funds for Gastar’s payment obligations, whether by dividends, distributions, loans or other payments.

Gastar’s rights to receive any assets of any of it’s subsidiaries upon their liquidation or reorganization, and therefore the right of the holders of the Notes to participate in those assets, will be effectively subordinated to the claims of that subsidiary’s creditors, including trade creditors.

Events of Default and Acceleration

The following are events of default (each, an “Event of Default”) with respect to this Note:

(1)	the Company’s failure to pay any installment of interest on this Note when such installment is due and continuance of such default for a period of thirty (30) days after notice by the Holder to the Company of such default;

(2)	the Company’s failure to pay the Principal Amount of this Note at its Maturity Date after notice by the Holder to the Company of such default;

(3)	the entry by a court having competent jurisdiction of: (a) a decree or order for relief in respect of the Company in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (b) a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (c) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or of any substantial part of the property of the Company, as the case may be, or ordering the winding up or liquidation of the affairs of the Company; and

(4)	the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any substantial part of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action.

If an Event of Default occurs and continues with respect to this Note, the Principal Amount and accrued but unpaid interest on this Note shall become immediately due and payable. Notwithstanding the foregoing, an Event of Default specified in clause (1) above shall no longer be deemed to exist if the

Company, at any time prior to the time that the Holder has obtained a judgment or decree for the payment of Principal Amount and accrued but unpaid interest on this Note, pays to the Holder cash in an amount sufficient to satisfy all overdue installments of any interest on this Note.

No Sinking Fund

This Note is not subject to any set-aside or “sinking” fund.

Ownership; Transfer

The Company and any agent of the Company may treat the Holder in whose name this Note is registered on the books of the Company to be the owner of this Note. Neither the Company nor any such agent shall be affected by notice to the contrary.

This note cannot be transferred or assigned except as described in the Private Placement Memorandum.

Additional Terms

This Note shall be governed by, and construed in accordance with, the laws of Michigan applicable to agreements made and performed entirely within such state.

The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under applicable income tax or other tax laws at the time of such payments.

The Company has caused this Note to be duly executed.

GASTAR EXPLORATION LTD.

By:

Name:

Title:

GASTAR EXPLORATION LTD.

10% SUBORDINATED NOTES DUE 5 YEARS AFTER ISSUANCE WITH ATTACHED

WARRANTS

SUBSCRIPTION INSTRUCTIONS

FOR

INDIVIDUALS

Gastar Exploration Ltd., an Alberta, Canada corporation (the “Company”), urges potential investors to carefully read the Company’s Private Placement Memorandum (“Private Placement Memorandum”) before subscribing. A person wishing to subscribe for the Company’s 10% Subordinated Notes 5 Years After Issuance (the “Notes”) must complete and sign (1) the attached Purchaser Questionnaire (the “Purchaser Questionnaire”) on the signature page and (2) the attached Subscription Agreement (the “Subscription Agreement”) on the signature page and have his or her signature notarized on the acknowledgment page. Information supplied by the Subscriber on the Purchaser Questionnaire and Subscription Agreement must be typed or printed.

Persons wishing to subscribe for Notes must return their completed subscription documents to the Company representative listed below.

Once submitted, a Subscription Agreement will be binding on the subscriber. Subscribers may not withdraw their Subscription Agreement unless such withdrawal right is granted by an authorized officer of the Company or by applicable securities laws.

Questions regarding how to invest in the Notes should be directed to the Company representative who has provided the Private Placement Memorandum to you or to:

Gastar Exploration, Ltd.

2480 W. Campus Drive, Bldg. C

Mt. Pleasant, Ml 48858

Ph.: 989-773-7050

Fax: 989-773-0006

GASTAR EXPLORATION LTD.

PURCHASER QUESTIONNAIRE

FOR

INDIVIDUALS

INSTRUCTIONS

The primary purpose of this Purchaser Questionnaire is to elicit information sufficient to permit Gastar Exploration Ltd. (the “Company”) to reasonably conclude that you (the “Subscriber”), as a potential purchaser of the Company’s 10% Subordinated Notes Due 5 Years After Issuance with Attached Warrants (the “Notes”), meet certain qualification standards for investing in the Notes. The Notes are being offered pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Act”), and applicable state and foreign securities laws.

If, in completing this Purchaser Questionnaire, you are in doubt regarding the meaning, implication or significance of any particular term or question, please contact a Company representative who has provided the Private Placement Memorandum to you or Gastar. If the answer to any question is “none” or “not applicable,” please so state. It is important that all questions be answered fully.

YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL, EXCEPT AS PROVIDED BY LAW. EACH PERSON SIGNING THIS PURCHASER QUESTIONNAIRE AGREES, HOWEVER, THAT THE COMPANY MAY PRESENT THIS PURCHASER QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS APPROPRIATE IF CALLED UPON TO ESTABLISH THE AVAILABILITY OF AN EXEMPTION OR PREEMPTION FROM REGISTRATION OF THE NOTES UNDER THE ACT OR REGISTRATION OR QUALIFICATION OF THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION.

Please complete, sign, date and return this Purchaser Questionnaire, together with your completed, dated and signed Subscription Agreement accompanying this Purchaser Questionnaire (“Subscription Agreement”), to a Company representative or Gastar. You should retain a copy of each document for your files. By fully completing this Purchaser Questionnaire, you will avoid delay in your investment.

A. Identifying Information

Full Name(s):

Home Address:

Home Telephone:	Home Facsimile:

Business Address:

Business Telephone:____________________________________	Business Facsimile: ___________________________

Date of Birth: _____________________________	Marital Status: __________ single _________ married

In what state or foreign country do you maintain your principal residence?

If you have resided in the state or country listed above less than one year or plan to change your state or country of residence, or if there is any reason you might be considered a resident of another state or country (e.g., you (1) live part of the year, (2) have an office or business, (3) are registered to vote, (4) pay taxes, or (5) hold a driver’s license in another state or country), please explain:

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

B. Employment and Background

If you want to invest as an individual, please furnish all of the following information regarding yourself. If you are investing jointly with a person other than your spouse, please also furnish all of the following information in this Part B regarding the other person who will participate in the investment decision. Attach additional sheets if necessary for a complete answer.

Education	Undergraduate Degree	☐ yes	☐ no
	Graduate Degree	☐ yes	☐ no
	Post-Graduate Degree	☐ yes	☐ no
Employment

Name and Address of Current Employer:	_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

Title/Position:	_________________________________________________________________

C. Investor Experience

1.	Prior Investment Experience (check the appropriate category)

☐ extensive	☐ substantial	☐ moderate	☐ none

2. Business Experience (check all applicable categories):

☐ public company	☐ private company	☐ directorship(s)	☐ officer position(s)

3. Employment in Financial Institutions (e.g., brokerage firms, banks, insurance companies, etc.) (check all applicable categories):

☐ owner	☐ officer	☐ analyst	☐ registered representative	☐ other

If other, please explain:

___________________________________________________________________________________________

4. Training or Experience (check all applicable categories):

☐ economics	☐ accounting	☐ taxation	☐ finance

D. “Accredited Investor” Status Determination

Please indicate by check mark(s) in the appropriate space(s) below the category or categories that accurately describe your status as an “accredited investor,” as that term is defined in Regulation D under the Act, or indicate that you are not an “accredited investor.”

☐ (1)	A natural person (not an entity) whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000.

☐ (2)	A natural person (not an entity) who:

	☐ (a)	had an individual income in excess of $200,000 in each of the preceding two years; or

	☐ (b)	had joint income with his or her spouse in excess of $300,000 in each of those years.

Do you have a reasonable expectation of reaching the same income level in the current year?

Yes  ☐    No  ☐

☐ (3)	A director or executive officer of the Company.

☐	I am not an accredited investor.

E. Additional Questions

Please provide the following income and balance sheet information.

My gross income from all sources was (please check appropriate blank(s)):

	2001	For Calendar 2002	2003
Alone was greater than —

$ 50,000	_____________	_____________	_____________
$100,000	_____________	_____________	_____________
$200,000	_____________	_____________	_____________
$300,000	_____________	_____________	_____________
$500,000	_____________	_____________	_____________

Jointly with spouse was greater than —

$ 50,000	_____________	_____________	_____________
$100,000	_____________	_____________	_____________
$200,000	_____________	_____________	_____________
$300,000	_____________	_____________	_____________
$500,000	_____________	_____________	_____________

I anticipate that my income (or joint income if investing with my spouse) in 2004 will exceed (check one):

$ 50,000	_____________	_____________	_____________
$100,000	_____________	_____________	_____________
$200,000	_____________	_____________	_____________
$300,000	_____________	_____________	_____________
$500,000	_____________	_____________	_____________

Is the amount for which you are subscribing more than 10% of your net worth?

Yes  ☐    No  ☐

F. Investor Sophistication

Select one alternative below by initialing on the appropriate line.

☐	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company’s Notes, and do not desire to utilize a Purchaser Representative in connection with evaluating such merits and risks.

☐	I intend to use the services of the following named person(s) as Purchaser Representative(s) in connection with evaluating the merits and risks of an investment in the Company’s Notes:

List name, address and telephone number of each Purchaser Representative. (Your registered representative is not and cannot be your Purchaser Representative.)

Name:

Address:

Telephone Number:

Position or Title:

If the second alternative from above is initialed, a completed and signed Purchaser Representative Questionnaire must accompany this Purchaser Questionnaire. A Purchaser Representative Questionnaire is available from your registered representative.

G. Affirmation and Agreement

To the best of my knowledge and belief, the above information is true and correct in all respects. I agree that I will notify the Company immediately of any material change in any of the foregoing information prior to any purchase of Notes. I understand that the information being furnished in this Purchaser Questionnaire is required to enable the Company to determine whether offers and sales to the undersigned of Notes may be made without registration under federal and state securities laws.

Date: , 20	Signature

(Print Name)

NOTE: Individual joint purchasers should sign a single Subscription Agreement; however each individual purchaser must complete and sign a separate copy of this Individual Purchaser Questionnaire.

GASTAR EXPLORATION LTD.

SUBSCRIPTION AGREEMENT

FOR INDIVIDUALS

1. Subscription.

(a) The undersigned (the “Subscriber”) hereby subscribes for a 10% Subordinated Note Due Five Years After Issuance With Attached Warrants of Gastar Exploration Ltd., an Alberta, Canada corporation (the “Company”), in the principal amount indicated on the signature page hereof (the “Note”). The Subscriber acknowledges and agrees that the Company will determine whether the Subscriber is acceptable to purchase the Note and that the Company’s determination with respect thereto shall be final. The Subscriber understands and agrees that this Subscription Agreement is irrevocable, unless otherwise required by applicable securities laws.

(b) This subscription, when and if accepted by the Company, will constitute the binding obligation of the Subscriber to purchase a Note in the principal amount indicated on the signature page hereof. By signing this Agreement, the Subscriber acknowledges that the Subscriber has received and reviewed the Company’s Private Placement Memorandum, as it may be amended or supplemented (the “Private Placement Memorandum”), including the section entitled “TERMS OF THE OFFERING AND HOW TO SUBSCRIBE,” and is not aware of any reason the Subscriber cannot meet the qualifications of that section.

(c) This subscription is not binding on the Company unless accepted in writing by the Company in its sole discretion after the Company’s receipt of all required subscription payments and subscription documents, properly executed. The Company may accept in its sole discretion all or any portion of the subscription amount set forth on the signature page hereto. If so accepted, this Agreement (i) will be binding upon the Subscriber’s successors and assigns and (ii) may not be canceled, terminated or revoked by the Subscriber, except as provided by law.

2. Representations, Warranties, and Agreements by Subscriber.

The Subscriber hereby represents, warrants, and agrees as follows:

(a) The Note is being purchased by the Subscriber and not by any other person or entity, with the funds of the Subscriber and not with the funds of any other person or entity, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person or entity. Upon acceptance of this Agreement by the Company, no other person or entity will have any interest, beneficial or otherwise, in the Note. The Subscriber is not obligated to transfer the Note, or any portion of it, to any other person or entity, nor does the Subscriber have any intention, agreement or understanding to do so. The Subscriber is purchasing the Note for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Subscriber has no intention of selling, granting any participation in, or otherwise distributing or disposing of the Note or any portion of it. The Subscriber does not intend to subdivide the purchase of the Note by the Subscriber with any person or entity.

(b) The Subscriber has been advised that the Note has not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under any state or foreign securities law (the “Law”), on the ground that exemptions from or preemption of such registration and qualification requirements are available. The Subscriber understands that the Company is relying in part on the representations of the Subscriber as set forth herein and in the purchaser questionnaire, a copy of which was provided with this Agreement (the “Purchaser Questionnaire”), for purposes of claiming such exemptions or preemption and that the basis for such exemptions or preemption may not be present if, notwithstanding the representations of the Subscriber, the Subscriber intends to acquire the Note for resale on the occurrence or non-occurrence of some predetermined event.

(c) The Subscriber has completed and signed the Purchaser Questionnaire. The information in the Purchaser Questionnaire is true, correct, and complete in all respects as of the date hereof and will be true, correct and complete as of the date of the closing of this subscription. If there should be any material change in such information prior to the Company’s acceptance of this Agreement, the Subscriber will immediately provide the Company with such information.

(d) The Subscriber acknowledges receipt of the Private Placement Memorandum (including the form of Note attached as Annex E thereto) and acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company and the business of the Company as the Subscriber has requested and considers necessary, in connection with the investment by the Subscriber in the Notes. The Subscriber has carefully reviewed the Private Placement Memorandum (including, without limitation, the “RISK FACTORS” section therein) and has discussed with the Company or a person or persons acting on its behalf any questions the Subscriber may have had with respect thereto. The Subscriber understands and/or agrees:

(i)	the risks involved in this offering, including the speculative nature of the investment;

(ii)	the financial risks involved in this offering, including the risk of losing the entire investment made by the Subscriber;

(iii)	the lack of liquidity and restrictions on transfers of the Note;

(iv)	the tax consequences of this investment; and

(v)	that the terms of the Note are as set forth in the form of the Note attached as Annex E to the Private Placement Memorandum, as may be modified by the actual Note delivered to the Subscriber by the Company upon the Company’s acceptance of this Agreement. Without limiting the generality of the foregoing, the Subscriber understands and agrees that the Warrant Strike Price Premium (as that term is defined in the Private Placement Memorandum and the Note) is subject to adjustment as set forth in the Note and as described in the Private Placement Memorandum.

The Subscriber has consulted with legal, accounting, tax, investment, and other advisers to the Subscriber with respect to the tax treatment of an investment by the Subscriber in the Note and the merits and risks of an investment in the Note to the extent that such advice is deemed appropriate by the Subscriber.

The Subscriber acknowledges that all documents, records, and books pertaining to an investment in the Note have been made available for inspection by the Subscriber and the Subscriber’s attorney, accountant and Purchaser Representative (as defined in Rule 501 of Regulation D promulgated under the Act), if any, and that the books and records of the Company and any nonproprietary documentary information referred to within the Private Placement Memorandum requested by the Subscriber have been made available for inspection. The Subscriber and the Subscriber’s adviser(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the offering, and all such questions have been answered to the full satisfaction of the Subscriber. No oral representations have been made or oral information furnished to the Subscriber or his or her adviser(s) in connection with the offering that are in any way inconsistent with the statements made in the Private Placement Memorandum.

(e) The Subscriber: (i) has adequate means of providing for the current needs and possible contingencies of the Subscriber, apart from any income that the Subscriber might earn from an investment in the Company; (ii) has no need for liquidity of the investments made by the Subscriber in the Company; and (iii) can bear the economic risk of losing the entire investment of the Subscriber therein. The Subscriber, together with the Subscriber’s Purchaser Representative (if any), has such knowledge and experience in financial, tax and business matters to enable the Subscriber to utilize the information made available in connection with the offering of the Note, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto.

(f) The Subscriber is over twenty-one (21) years of age (or the age of majority in the jurisdiction of residence of the Subscriber), and the address set forth on the signature page below is the Subscriber’s true and correct principal residence. The Subscriber has no present intention of relocating his or her principal residence to any other state or jurisdiction.

(g) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his or her properties are bound, or any foreign or domestic permit, franchise, judgment, decree, statue, rule or regulation applicable to the Subscriber or the Subscriber’s properties.

3. Agreement to Refrain from Resales. Without in any way limiting the representations and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign, or otherwise dispose of the Note or any portion thereof, nor shall the Subscriber receive any consideration for the Note or any portion thereof from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment, or other disposition:

(a) A registration statement on Form S-1 under the Act (or any other form appropriate for that purpose under the Act or any form replacing any such form) with respect to the Note shall be then effective and such disposition shall have been appropriately qualified in accordance with the Act, the Law, and any other applicable federal, state or foreign law; or

(b) (i) The Subscriber shall have furnished the Company with a detailed explanation of the proposed disposition; and (ii) the Subscriber shall have furnished the Company with an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such disposition will not require registration of the Note under the Act or registration or qualification of the Note under any other federal, state or foreign securities law.

Furthermore, the Subscriber agrees to indemnify and hold harmless the Company with respect to all transfer taxes relating to any transfer of the Note. Any attempted pledge, hypothecation, sale, transfer, assignment or other disposition of the Note or any portion thereof not in compliance with this Section 3 shall be void and of no force or effect.

This Section 3 shall be binding upon transferees of the Note and the Subscriber shall, prior to any permissible transfer, obtain the transferee’s written acknowledgment of this Section 3.

4. Note to be Legended. The Subscriber understands and agrees that the Note may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, the Law, and any other securities law, including without limitation legends stating that the Note has not been registered under the Act or registered or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

5. Note will be a Restricted Security. The Subscriber understands that the Note will be a “restricted security” as that term is defined in Rule 144 under the Act and, accordingly, that the Note must be held indefinitely unless it is subsequently registered under the Act and registered or qualified under any applicable Law or any other laws, or exemptions from such registration and qualification are available. The Subscriber understands that the Company is under no obligation to register the Note under the Act, to register or qualify the Note under any applicable Law, or to in any way assist the Subscriber to comply with any exemption under the Act, the Law, or any other law.

6. Indemnification. The Subscriber agrees to indemnify and defend the Company and its officers, directors, employees, affiliates and agents (the “Indemnified Parties”) and hold them harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(a) Any breach of or inaccuracy in the representations, warranties, or agreements of the Subscriber herein or in any document provided by the Subscriber to the Company, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties, or agreements;

(b) Any failure of the Subscriber to fulfill any of the terms or conditions of this Agreement;

(c) Any disposition of the Note or any portion thereof contrary to any of such representations, warranties, or agreements; and

(d) Any action, suit, or proceeding based on (i) a claim that any of such representations, warranties, or agreements were inaccurate or misleading, (ii) any cause of action for damages or redress from the Indemnified Parties or any of them under the Act or the Law, or (iii) any disposition of the Note or any portion thereof.

7. Successors. The representations, warranties, and agreements contained in this Agreement shall be binding on the Subscriber and the successors and legal representatives of the Subscriber and shall inure to the benefit of the respective successors and assigns of the Company.

8. Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, arrangements, and understandings relating to the subject matter of this Agreement. This Agreement may be amended, modified, superseded, or canceled and any of the terms, covenants, representations, warranties, or conditions in this Agreement may be waived, only by a written instrument signed by each party to this Agreement or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time to require performance of any provision in this Agreement shall not affect the right at a later time to enforce that or any other provision. No waiver by any party of any condition, or of any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of that or any other condition or breach.

9. Governing Law. This Agreement and the rights and obligation of the parties under this Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of Michigan, without regard to conflicts of law principles.

The undersigned Subscriber executes, accepts, adopts, and agrees to be bound by this Agreement by executing the signature page attached hereto on the date indicated and having such signature notarized on the acknowledgment page.

GASTAR EXPLORATION LTD.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Principal Amount of Note Subscribed:	$

TYPE OF INDIVIDUAL OWNERSHIP (Check One)

☐	INDIVIDUAL OWNERSHIP (One signature required)	☐	COMMUNITY PROPERTY (One signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (Both parties must sign)	☐	TENANTS-IN-COMMON (Both parties must sign)

		☐	CUSTODIAN FOR MINOR (Social Security Number of Minor must be provided below)

INDIVIDUAL(S):

Dated:                     , 2004

First Party:	Second Party (if any):

Signature	Signature

Print or Type Name	Print or Type Name

Address	Address

Social Security Number	Social Security Number

INDIVIDUAL ACKNOWLEDGMENT

STATE OF	)
	)	ss.
COUNTY OF	)

On this          day of                 , 2004, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is (are) subscribed to this instrument, and acknowledged to me that                  executed it.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public
(Notary Seal)	My Commission expires:

INDIVIDUAL ACKNOWLEDGMENT

STATE OF	)
	)	ss.
COUNTY OF	)

On this          day of                 , 2004, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                                                   personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is (are) subscribed to this instrument, and acknowledged to me that                  executed it.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public
(Notary Seal)	My Commission expires:

ACCEPTANCE

Gastar Exploration Ltd., an Alberta corporation and the Company named above, hereby accepts the foregoing Subscription Agreement as of                     , 2004.

GASTAR EXPLORATION LTD.

By

Its

GASTAR EXPLORATION LTD.

10% SUBORDINATED NOTES DUE 5 YEARS AFTER ISSUANCE WITH ATTACHED

WARRANTS

SUBSCRIPTION INSTRUCTIONS

FOR

NON-INDIVIDUAL ENTITIES

Gastar Exploration Ltd., an Alberta, Canada corporation (the “Company”), urges potential investors to carefully read the Company’s Private Placement Memorandum (“Private Placement Memorandum”) before subscribing. An entity wishing to subscribe for the Company’s 10% Subordinated Notes 5 Years After Issuance With Attached Warrants (the “Notes”) must complete and sign (1) the attached Purchaser Questionnaire (the “Purchaser Questionnaire”) on the appropriate signature page and (2) the attached Subscription Agreement (the “Subscription Agreement”) on the appropriate signature page and have its signature notarized on the appropriate acknowledgment page. Information supplied by the Subscriber on the Purchaser Questionnaire and Subscription Agreement must be typed or printed.

Entities wishing to subscribe for Notes must return their completed subscription documents to the Company representative listed below.

Once submitted, a Subscription Agreement will be binding on the subscriber. Subscribers may not withdraw their Subscription Agreement unless such withdrawal right is granted by an authorized officer of the Company or by applicable securities laws.

Questions regarding how to invest in the Notes should be directed to the Company representative who has provided the Private Placement Memorandum to you or to:

Gastar Exploration Ltd.

2480 W. Campus Drive, Bldg. C

Mt. Pleasant, Michigan 48858

Ph.: 989-773-7050

Fax: 989-773-0006

GASTAR EXPLORATION LTD.

PURCHASER QUESTIONNAIRE

FOR

NON-INDIVIDUAL ENTITIES

INSTRUCTIONS

The primary purpose of this Purchaser Questionnaire is to elicit information sufficient to permit Gastar Exploration Ltd. (the “Company”) to reasonably conclude that the entity you represent (the “Subscriber”), as a potential purchaser of the Company’s 10% Subordinated Notes Due 5 Years After Issuance With Attached Warrants (the “Notes”), meets certain qualification standards for investing in the Notes. The Notes are being offered pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Act”), and applicable state and foreign securities laws.

If, in completing this Purchaser Questionnaire, you are in doubt regarding the meaning, implication or significance of any particular term or question, please contact a Company representative who has provided the Private Placement Memorandum to you or the Company. If the answer to any question is “none” or “not applicable,” please so state. It is important that all questions be answered fully.

YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL, EXCEPT AS PROVIDED BY LAW. EACH PERSON SIGNING THIS PURCHASER QUESTIONNAIRE AGREES, HOWEVER, THAT THE COMPANY MAY PRESENT THIS PURCHASER QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS APPROPRIATE IF CALLED UPON TO ESTABLISH THE AVAILABILITY OF AN EXEMPTION OR PREEMPTION FROM REGISTRATION OF THE NOTES UNDER THE ACT OR REGISTRATION OR QUALIFICATION OF THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION.

Please complete, sign, date and return this Purchaser Questionnaire, together with your completed, dated and signed Subscription Agreement accompanying this Purchaser Questionnaire (“Subscription Agreement”), to a Company representative or to the Company. You should retain a copy of each document for your files. By fully completing this Purchaser Questionnaire, you will avoid delay in your investment.

A. Identifying Information

General Information

Name of Entity

Principal Place of Business Address

Business Telephone No.	Business Facsimile No.

Principal Contact(s)

Employer Id. No.

Business Activities

Jurisdiction and Year of Organization

Has the corporation, limited liability company, partnership, trust, custodian, or other entity been formed for the specific purpose of making the investment contemplated herein?

☐ Yes             ☐ No

Has the corporation, limited liability company, partnership, trust, custodian, or other entity been in existence for less than 90 days prior to the date hereof?

☐ Yes             ☐ No

List the name and address of each equity holder or beneficiary in the corporation, limited liability company, partnership, trust, custodian, or other entity if it is not a public company (attach additional sheets as required):

Name	Address

Is the investor an “employee benefit plan” within the meaning of the Employment Retirement Income Security Act of 1974, as amended?

            ☐  Yes    ☐  No

If the investor is an entity other than such an “employee benefit plan,” what is the aggregate percentage of the value of each class of equity interests in the investor held by “employee benefit plans,” not counting interests held by any individual or entity with discretionary control over the assets of the investor?

                         percent.

Information Regarding Principals. Please provide the names, addresses and positions or titles of all managers, executive officers, trustees, general partners, members or persons holding similar positions with respect to the Subscriber who are authorized to make decisions and to act with respect to investments by the Subscriber generally. Use additional sheets if necessary.

Name/Position or Title	Address

Please provide the following information concerning the Subscriber’s specific authority to make an investment in the Company:

The name of each manager, officer, trustee, plan fiduciary, member, partner, or person holding a similar position with respect to the Subscriber who is authorized to make an investment in the Company on behalf of the Subscriber and who will be making the investment. Indicate whether each may act alone.

Please identify any other person whose permission or authorization is necessary to purchase Notes or to take action as a Subscriber.

B. Investor Experience. With respect to each person identified as a principal above who is making the decision to invest in the Company, please provide the following information. Please use additional sheets as necessary.

Education	Undergraduate Degree	☐ yes	☐ no
	Graduate Degree	☐ yes	☐ no
	Post-Graduate Degree	☐ yes	☐ no

Employment

Name and Address of Current Employer:

Title/Position:

Prior Investment Experience (check the appropriate category):

☐ extensive	☐ substantial	☐ moderate	☐ none

Business Experience (check all applicable categories):

☐ public company	☐ private company	☐ directorship(s)	☐ officer position(s)

Employment in Financial Institutions (e.g., brokerage firms, banks, insurance companies, etc.) (check all applicable categories):

☐ owner	☐ officer	☐ analyst	☐ registered representative	☐ other

If other, please explain:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Training or Experience (check all applicable categories):

economics	☐ accounting	☐ taxation	☐ finance

C. “Accredited Investor” Status Determination

Please indicate by check mark(s) in the appropriate space(s) below the category or categories that accurately describe the Subscriber’s status as an “accredited investor,” as that term is defined in Regulation D under the Act, or indicate that the Subscriber is not an “accredited investor.”

☐	(1)	A corporation, limited liability company, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Company’s Notes, with total assets in excess of
		$5,000,000.

☐	(2)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, wherein

		(a)	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is (i) ☐ a bank, (ii) ☐ a savings and loan association, (iii) ☐ an insurance company, or (iv) ☐ a registered investment adviser;

		(b)	☐ the employee benefit plan has total assets in excess of $5,000,000; or

		(c)	☐ the employee benefit plan is a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	(3)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the
Notes of the Company being offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and
		risks of the prospective investment in the Company.

☐	(4)	(a)	A bank as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity.

(b) A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

☐	(5)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	(6)	An insurance company as defined in Section 2(13) of the Act.

☐	(7)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	(8)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	(9)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐

(10)  An organization described in section 501(c)(3) of the Internal Revenue Code, as amended, not formed for the specific purpose of acquiring the securities of the Company being offered, with total assets in excess of $5,000,000.

☐	(11) An entity in which all the equity owners are accredited investors.

☐	The Subscriber is not an accredited investor.

If you have indicated category (2)(c) or category (11) above, please list below the names and categories of accreditation of the accredited investors making the investment decisions or the names of the equity owners (category (11)).

If you have indicated category (11) above, all equity owners must provide a completed and signed Purchaser Questionnaire for a non-individual entity or individual as appropriate. Attach additional pages if necessary.

Person Making Decision/Equity Owner	Accredited Investor Category

If you indicated category 3 above, please provide indicate whether the Trustee is independent of or is related to the trustor, the grantor, or the sponsor: ________________________________________________________________________________________

Special Note for Trusts: The application of the “accredited investor” categories to trusts is subject to complex regulatory interpretations. Accordingly, a trust attempting to qualify should deliver a copy of its trust agreement and may be required to deliver its other documents or a satisfactory opinion of its counsel, or both.

D.	Additional Questions

Please provide the following income and balance sheet information.

The net income for the Subscriber under generally accepted accounting principles was (please check appropriate blank(s)):

	2001	For Calendar 2002	2003
Was greater than —

$ 100,000	__________	__________	__________
$ 500,000	__________	__________	__________
$1,000,000	__________	__________	__________

The Subscriber anticipates that its net income in 2004 will exceed (check one):

$ 100,000	__________
$ 500,000	__________
$1,000,000	__________

D.	Additional Questions (continued)

The Subscriber’s balance sheet information is as follows:

ASSETS	LIABILITIES
Cash on Hand ________________________________	Notes Payable _____________________________

Accounts Payable __________________________

Other Liabilities
Listed Securities	_________________________________________
(Market Value) ________________________________	_________________________________________
_________________________________________

Unlisted Securities (Market Value) ________________________________	Encumbrances on Real Estate

Accounts Receivable ___________________________	a. ____________________________________
b. ____________________________________
Notes Receivable ______________________________	c. ____________________________________

Real Estate	Encumbrances on
(Market Value)	(a) Equipment
a. ____________________________________	(b) Inventory
b. ____________________________________	(c) Accounts Receivable
c. ____________________________________	a. ____________________________________
b. ____________________________________
c. ____________________________________

Equipment ___________________________________

Inventory ____________________________________	Total Liabilities

Other Assets
________________________________________
________________________________________
________________________________________

Total Assets	Net Worth

Is the amount for which the Subscriber is subscribing less than 10% of the Subscriber’s net worth?

☐ Yes    ☐ No

E. Affirmation and Agreement

To the best of my knowledge and belief, the above information is true and correct in all respects. I agree that I will notify the Company immediately of any material change in any of the foregoing information prior to purchase of Notes. I understand that the information being furnished in this Purchaser Questionnaire is required to enable the Company to determine whether offers and sales to the undersigned of Notes may be made without registration under federal and state securities laws.

CORPORATION or LLC:

Date: , 2004
Name of Corporation or LLC

By:
(Authorized Signature)

(Print Name and Title of Signatory)

PARTNERSHIP:

Date: , 2004
Name of Partnership

By:
(Authorized Signature)

(Print Name and Title of Signatory)

TRUST:

Date: , 2004
Name of Trust

By:
(Signature of Trustee or other Authorized Person)

(Print Name and Title of Signatory)
CUSTODIAN FOR MINOR:

Date: , 2004
Print Name of Custodian

(Signature of Custodian)

Custodian for
(Print Name of Minor)

under the Uniform Transfers to Minors Act (State)

OTHER:

Date: , 2004
Name of Entity

By:
(Signature of Authorized Person)

(Print Name and Title of Signatory)

GASTAR EXPLORATION LTD.

SUBSCRIPTION AGREEMENT

FOR NON-INDIVIDUAL ENTITIES

1. Subscription.

(a) The undersigned (the “Subscriber”) hereby subscribes for a 10% Subordinated Note Due 5 Years After Issuance With Attached Warrants of Gastar Exploration Ltd., an Alberta, Canada corporation (the “Company”), in the principal amount indicated on the signature page hereof (the “Note”). The Subscriber acknowledges and agrees that the Company will determine whether the Subscriber is acceptable to purchase the Note and that the Company’s determination with respect thereto shall be final. The Subscriber understands and agrees that this Subscription Agreement is irrevocable, unless otherwise required by applicable securities laws.

(b) This subscription, when and if accepted by the Company, will constitute the binding obligation of the Subscriber to purchase a Note in the principal amount indicated on the signature page hereof. By signing this Agreement, the Subscriber acknowledges that the Subscriber has received and reviewed the Company’s April 2004 Private Placement Memorandum, as it may be amended or supplemented (the “Private Placement Memorandum”), including the section entitled “TERMS OF THE OFFERING AND HOW TO SUBSCRIBE,” and is not aware of any reason the Subscriber cannot meet the qualifications of that section.

(c) This subscription is not binding on the Company unless accepted in writing by the Company in its sole discretion after the Company’s receipt of all required subscription payments and subscription documents, properly executed. The Company may accept in its sole discretion all or any portion of the subscription amount set forth on the signature page hereto. If so accepted, this Agreement (i) will be binding upon the Subscriber’s successors and assigns and (ii) may not be canceled, terminated or revoked by the Subscriber, except as provided by law.

2. Representations, Warranties, and Agreements by Subscriber.

The Subscriber hereby represents, warrants, and agrees as follows:

(a) The Note is being purchased by the Subscriber and not by any other person or entity, with the funds of the Subscriber and not with the funds of any other person or entity, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person or entity. Upon acceptance of this Agreement by the Company, no other person or entity will have any interest, beneficial or otherwise, in the Note. The Subscriber is not obligated to transfer the Note, or any portion of it, to any other person or entity, nor does the Subscriber have any intention, agreement or understanding to do so. The Subscriber is purchasing the Note for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Subscriber has no intention of selling, granting any participation in, or otherwise distributing or disposing of the Note or any portion of it. The Subscriber does not intend to subdivide the purchase of the Note by the Subscriber with any person or entity.

(b) The Subscriber has been advised that the Note has not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under any state or foreign securities law (the “Law”), on the ground that exemptions from or preemption of such registration and qualification requirements are available. The Subscriber understands that the Company is relying in part on the representations of the Subscriber as set forth herein and in the purchaser questionnaire, a copy of which was provided with this Agreement (the “Purchaser Questionnaire”), for purposes of claiming such exemptions or preemption and that the basis for such exemptions or preemption may not be present if, notwithstanding the representations of the Subscriber, the Subscriber intends to acquire the Note for resale on the occurrence or non-occurrence of some predetermined event.

(c) The Subscriber has completed and signed the Purchaser Questionnaire. The information in the Purchaser Questionnaire is true, correct, and complete in all respects as of the date hereof and will be true, correct and complete as of the date of the closing of this subscription. If there should be any material change in such information prior to the Company’s acceptance of this Agreement, the Subscriber will immediately provide the Company with such information.

(d) The Subscriber acknowledges receipt of the Private Placement Memorandum (including the form of Note attached as Annex E thereto) and acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company and the business of the Company as the Subscriber has requested and considers necessary, in connection with the investment by the Subscriber in the Notes. The Subscriber has carefully reviewed the Private Placement Memorandum (including, without limitation, the “RISK FACTORS” section therein) and has discussed with the Company or a person or persons acting on its behalf any questions the Subscriber may have had with respect thereto. The Subscriber understands and/or agrees:

(i)	the risks involved in this offering, including the speculative nature of the investment;

(ii)	the financial risks involved in this offering, including the risk of losing the entire investment made by the Subscriber;

(iii)	the lack of liquidity and restrictions on transfers of the Note;

(iv)	the tax consequences of this investment; and

(v)	that the terms of the Note are as set forth in the form of the Note attached as Annex E to the Private Placement Memorandum, as may be modified by the actual Note delivered to the Subscriber by the Company upon the Company’s acceptance of this Agreement. Without limiting the generality of the foregoing, the Subscriber understands and agrees that the Conversion Price (as that term is defined in the Private Placement Memorandum and the Note) is subject to adjustment as set forth in the Note and as described in the Private Placement Memorandum.

The Subscriber has consulted with legal, accounting, tax, investment, and other advisers to the Subscriber with respect to the tax treatment of an investment by the Subscriber in the Note and the merits and risks of an investment in the Note to the extent that such advice is deemed appropriate by the Subscriber.

The Subscriber acknowledges that all documents, records, and books pertaining to an investment in the Note have been made available for inspection by the Subscriber and the Subscriber’s attorney, accountant and Purchaser Representative (as defined in Rule 501 of Regulation D promulgated under the Act), if any, and that the books and records of the Company and any nonproprietary documentary information referred to within the Private Placement Memorandum requested by the Subscriber have been made available for inspection. The Subscriber and the Subscriber’s adviser(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the offering, and all such questions have been answered to the full satisfaction of the Subscriber. No oral representations have been made or oral information furnished to the Subscriber or its adviser(s) in connection with the offering that are in any way inconsistent with the statements made in the Private Placement Memorandum.

(e) The Subscriber: (i) has adequate means of providing for the current needs and possible contingencies of the Subscriber, apart from any income that the Subscriber might earn from an investment in the Company; (ii) has no need for liquidity of the investments made by the Subscriber in the Company; and (iii) can bear the economic risk of losing the entire investment of the Subscriber therein. The Subscriber, together with the Subscriber’s Purchaser Representative (if any), has such knowledge and experience in financial, tax and business matters to enable the Subscriber to utilize the information made available in connection with the offering of the Note, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto.

(f) The address set forth on the signature page below is the Subscriber’s true and correct principal place of business, and the Subscriber has no present intention of maintaining its principal place of business in, any other state or jurisdiction.

(g) If the Subscriber is an unincorporated association, all of its members are citizens of the state or other jurisdiction in which the Subscriber’s principal place of business is located and are over twenty-one (21) years (or the age of majority in the jurisdiction of the principal place of business of the Subscriber). The requirements of the previous sentence will be deemed met if the Subscriber is an individual of such age who is acting as a custodian, trustee, or legally appointed personal representative for the beneficial investor (who may be under age). If the Subscriber is a corporation, limited liability company, partnership, trust, or other entity, the Subscriber was not formed for the purpose of investing in the Note and has or will have other substantial business or investments.

(h) The Subscriber is empowered and duly authorized to enter into this Agreement, and this Agreement is the legal, valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms. The person signing this Agreement on behalf of the Subscriber is empowered and duly authorized to do so. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or any foreign or domestic permit, franchise, judgment, decree, statue, rule or regulation applicable to the Subscriber or the Subscriber’s business or properties.

(i) The Subscriber represents and warrants that if the Note is being acquired by any “employee benefit plan” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other “benefit plan investor” (as defined in U.S. Department of Labor Reg. Sec. 2510.3-101 et. seq., as amended) or assets are being allocated to any insurance company separate account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest (any such purchaser being referred to herein as a “Benefit Plan Partner”), such acquisition has been duly authorized in accordance with the governing documents of such Benefit Plan Partner.

3. Agreement to Refrain from Resales. Without in any way limiting the representations and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign, or otherwise dispose of the Note or any portion thereof, nor shall the Subscriber receive any consideration for the Note or any portion thereof from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment, or other disposition:

(a) A registration statement on Form S-1 under the Act (or any other form appropriate for that purpose under the Act or any form replacing any such form) with respect to the Note shall be then effective and such disposition shall have been appropriately qualified in accordance with the Act, the Law, and any other applicable federal, state or foreign law; or

(b) (i) The Subscriber shall have furnished the Company with a detailed explanation of the proposed disposition; and (ii) the Subscriber shall have furnished the Company with an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such disposition will not require registration of the Note under the Act or registration or qualification of the Note under any other federal, state or foreign securities law.

Furthermore, the Subscriber agrees to indemnify and hold harmless the Company with respect to all transfer taxes relating to any transfer of the Note. Any attempted pledge, hypothecation, sale, transfer, assignment or other disposition of the Note or any portion thereof not in compliance with this Section 3 shall be void and of no force or effect.

This Section 3 shall be binding upon transferees of the Note and the Subscriber shall, prior to any permissible transfer, obtain the transferee’s written acknowledgment of this Section 3.

4. Note to be Legended. The Subscriber understands and agrees that the Note may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, the Law, and any other securities law, including without limitation legends stating that the Note has not been registered under the Act or registered or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

5. Note will be a Restricted Security. The Subscriber understands that the Note will be a “restricted security” as that term is defined in Rule 144 under the Act and, accordingly, that the Note must be held indefinitely unless it is subsequently registered under the Act and registered or qualified under any applicable Law or any other laws, or exemptions from such registration and qualification are available. The Subscriber understands that the Company is under no obligation to register the Note under the Act, to register or qualify the Note under any applicable Law, or to in any way assist the Subscriber to comply with any exemption under the Act, the Law, or any other law.

6. Indemnification. The Subscriber agrees to indemnify and defend the Company and its officers, directors, employees, affiliates and agents (the “Indemnified Parties”) and hold them harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(a) Any breach of or inaccuracy in the representations, warranties, or agreements of the Subscriber herein or in any document provided by the Subscriber to the Company, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties, or agreements;

(b) Any failure of the Subscriber to fulfill any of the terms or conditions of this Agreement;

(c) Any disposition of the Note or any portion thereof contrary to any of such representations, warranties, or agreements; and

(d) Any action, suit, or proceeding based on (i) a claim that any of such representations, warranties, or agreements were inaccurate or misleading, (ii) any cause of action for damages or redress from the Indemnified Parties or any of them under the Act or the Law, or (iii) any disposition of the Note or any portion thereof.

7. Successors. The representations, warranties, and agreements contained in this Agreement shall be binding on the Subscriber and the successors and legal representatives of the Subscriber and shall inure to the benefit of the respective successors and assigns of the Company.

8. Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, arrangements, and understandings relating to the subject matter of this Agreement. This Agreement may be amended, modified, superseded, or canceled and any of the terms, covenants, representations, warranties, or conditions in this Agreement may be waived, only by a written instrument signed by each party to this Agreement or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time to require performance of any provision in this Agreement shall not affect the right at a later time to enforce that or any other provision. No waiver by any party of any condition, or of any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of that or any other condition or breach.

9. Governing Law. This Agreement and the rights and obligation of the parties under this Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of Michigan, without regard to conflicts of law principles.

The undersigned Subscriber executes, accepts, adopts, and agrees to be bound by this Agreement by executing the signature page attached hereto on the date indicated and having such signature notarized on the appropriate acknowledgment page.

GASTAR EXPLORATION LTD.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Principal Amount of Note Subscribed:	$	___________________

TYPE OF OWNERSHIP (Check One)

☐	CORPORATION	☐	TRUST

☐	PARTNERSHIP	☐	CUSTODIAN FOR MINOR

☐	LIMITED LIABILITY COMPANY	☐	OTHER (Please specify type and include appropriate documentation)

☐	LIMITED LIABILITY PARTNERSHIP

CORPORATION:

Please include articles of incorporation and corporate resolutions certified by the secretary of the corporation authorizing execution of Subscription Agreement by the person signing below.

Date:                     , 2004

Name of Corporation

Principal Place of Business Address:

State or Jurisdiction of Incorporation

By:
(Authorized Signature)

(Print Name and Title of Signatory)

PARTNERSHIP:

Please include a certified copy of the Statement of Partnership or Partnership Agreement or any other documentation necessary to establish the authority of the person signing this Subscription Agreement.

Date:                     , 2004

Name of Partnership

Principal Place of Business Address:

State or Other Jurisdiction of Formation

By:
(Authorized Signature)

(Print Name and Title of Signatory)

TRUST:

Please include a certified copy of the Trust Agreement and any other documentation necessary to establish the authority of the person signing this Subscription Agreement.

Date:             , 2004

Name of Trust

Principal Place of Business Address:

State or Other Jurisdiction of Settlement

By:
(Authorized Signature)

(Print Name and Title of Signatory)

OTHER:

Please specify the nature of the entity and provide all documentation necessary to establish the power of such entity to subscribe for Shares and the authority of the person signing the Subscription Agreement.

Date:             , 2004

Name of Entity

Principal Place of Business Address:

State or Other Jurisdiction of Formation

By:
(Signature of Authorized Person)

(Print Name and Title of Signatory)

CORPORATE ACKNOWLEDGMENT

STATE OF	)
: ss.
COUNTY OF	)

On this              day of                 , 20         , before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the                                          of                                         , a                      corporation, and executed the within instrument, on behalf of such corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public
(Notary Seal)
My Commission expires:

PARTNERSHIP ACKNOWLEDGMENT

STATE OF	)
: ss.
COUNTY OF	)

On this              day of                     , 20         , before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the                              of                             , a                                  partnership, and executed the within instrument, on behalf of such corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public
(Notary Seal)
My Commission expires:

TRUST ACKNOWLEDGMENT

STATE OF	)

: ss.

COUNTY OF	)

On this          day of                         , 20      , before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be a Trustee of the                                                                                   Trust, and executed the within instrument on behalf of said Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public

(Notary Seal)

My Commission expires:

OTHER ACKNOWLEDGMENT

STATE OF	)

: ss.

COUNTY OF	)

On this          day of                         , 20      , before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared                                                                                  , personally known to me (or proved to me on the basis of satisfactory evidence) to be the                                                                                    of                                                  , a                                                                                  , and executed the within instrument, on behalf of such corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

Notary Public

(Notary Seal)

My Commission expires:

ACCEPTANCE

Gastar Exploration Ltd., an Alberta corporation and the Company named above, hereby accepts the foregoing Subscription Agreement as of                 , 2004.

GASTAR EXPLORATION LTD.

By

Its